Exhibit 99.1

Investor Relations:	Deborah Abraham Vice President, Investor Relations (212) 287-8289
FOR IMMEDIATE RELEASE
WARNACO REPORTS SECOND QUARTER 2009 RESULTS
Company Raises Adjusted Fiscal 2009 Guidance
NEW YORK —August 11, 2009 — The Warnaco Group, Inc. (NYSE: WRC) today reported results for the second quarter ended July 4, 2009.
For the second quarter:
•	Net revenues were $455.9 million, down 9% from the prior year quarter

•	Net revenues, on a constant currency basis, fell 0.5% compared to the prior year quarter

•	Gross margin decreased 320 basis points to 41% of net revenues

•	Selling, general & administrative (SG&A) expense, as a percent of net revenues, declined 260 basis points to 32%

•	Operating income was $40.7 million, or 9% of net revenues, compared to $48.9 million, or 10% of net revenues, in the prior year quarter

•	Income per diluted share from continuing operations was $0.40 compared to $0.56 in the prior year quarter, and include $0.08 and $0.14, respectively, of costs related to restructuring expenses, pension expense, certain tax related items and other items

•	Adjusted, non-GAAP (excluding the items above) income per diluted share from continuing operations was $0.48 compared to $0.70 for the prior year quarter
The accompanying tables provide a reconciliation of actual results to the as adjusted results.
The Company believes it is valuable for users of the Company’s financial statements to be made aware of the as adjusted financial information, as such measures are used by management to evaluate the operating performance of the Company’s continuing businesses on a comparable basis.
“The ongoing success of our strategies to grow our Calvin Klein® businesses globally, increase our international presence and expand our direct-to-consumer channel led to a solid quarter for Warnaco,” stated Joe Gromek, Warnaco’s President and Chief

Executive Officer. “While overall revenues in constant dollars were flat, international revenues in constant dollars rose 8% led by double digit growth in Asia and Latin America. We continue to capitalize on the significant opportunity that exists for our Calvin Klein businesses outside the U.S., and our international revenues, in constant dollars, now account for approximately 53% of total Company revenues. Our direct-to-consumer business recorded positive comparable store sales, we opened 43 new locations during the quarter and we remain on track to grow 2009 square footage by 24%, or an additional 120,000 square feet.”
Mr. Gromek continued, “As we begin the second half of the year, we remain encouraged about our business prospects and have therefore increased our annual guidance range. Our team has been successful implementing our expense reduction initiatives and managing inventory and, while we expect challenges related to the economy and currency to continue, we are confident in our ability to achieve our goals. We expect 2009 to represent another year of solid accomplishments for Warnaco and increased value for our shareholders.”
Fiscal 2009 Outlook
For fiscal 2009, on an adjusted basis (excluding restructuring expense and certain tax related items and assuming minimal pension expense):
•	The Company now anticipates net revenues will decline 7% -9% and expects constant dollar net revenues to decline 0%-2%

•	Based on recent currency exchange rates, the Company now expects diluted earnings per share from continuing operations in the range of $2.60 - $2.75

•	The Company’s prior guidance was for net revenue declines in the range of 9%-12% and diluted earnings per share from continuing operations of $2.50 - $2.66 per share
The accompanying tables provide a reconciliation of expected diluted earnings per share from continuing operations, on a GAAP basis (and based on recent currency exchange rates) of $2.38 - $2.49 per diluted share (assuming minimal pension expense), to the adjusted fiscal 2009 outlook above.
Second Quarter Highlights
Total Company
Net revenues fell 9%, and in constant dollars declined 0.5%, compared to the prior year quarter. Constant dollar growth in all our international businesses largely offset domestic declines, much of which related to a shift in timing of sales into the first quarter. Ongoing expansion of the Company’s Calvin Klein businesses contributed to double digit growth, in constant currency, in Asia and Latin America.
Gross margin decreased 320 basis points to 41% of net revenues. Gross margin was adversely affected by currency exchange rates, a more promotional environment as well as a shift in revenue mix favoring lower-margin businesses.

SG&A expense declined 16% to $145.6 million. SG&A as a percent of net revenues decreased 260 basis points to 32% of net revenues. The decrease reflects the benefit from currency exchange rates and the Company’s expense reduction initiatives partially offset by increased expense related to the opening of additional retail stores.
Operating income was $40.7 million, or 9% of net revenues, down 17%, compared to $48.9 million, or 10% of net revenues, in the prior year quarter. Operating income for the second quarter of fiscal 2009 and 2008 was adversely affected by $2.1 million and $5.7 million, respectively, of restructuring charges and pension expense.
The Company recorded income from continuing operations of $18.4 million, or $0.40 per diluted share, compared to $26.5 million, or $0.56 per diluted share, in the prior year period. Income from continuing operations for the second quarter of fiscal 2009 included a tax charge of $2.5 million, or $0.05 per diluted share, primarily related to the correction of prior period tax provisions, resulting in an effective tax rate of 41% in the quarter.
Income from continuing operations, on an adjusted basis (excluding costs related to restructuring expenses, pension expense, certain tax related items and other items), as detailed in the accompanying schedules, was $0.48 per diluted share compared to $0.70 per diluted share in the prior year period.
The impact of foreign currency exchange rates decreased fiscal 2009 second quarter net revenues, gross profit, SG&A and operating income by approximately $45.0 million, $23.2 million, $15.3 million and $7.7 million, respectively, and decreased income from continuing operations by approximately $0.15 per diluted share.
Segment Results
Sportswear
Sportswear Group net revenues fell 10% to $223.5 million and were flat on a constant currency basis. Operating income decreased to $13.6 million, or 6% of Sportswear Group net revenues. Sportswear results, in the quarter, were adversely affected by currency exchange rates, the timing shift in membership club sales as well as a more promotional environment, partially offset by reductions in SG&A related to the Company’s cost cutting initiatives. Outside the United States, the Company continued to grow its Calvin Klein Jeans business, through new geographies and an expanded retail effort.
Intimate Apparel
Intimate Apparel Group net revenues fell 8% to $158.1 million and were up 1% on a constant currency basis. Operating income decreased to $27.0 million, or 17% of Intimate Apparel Group net revenues. Currency exchange rates, timing shifts of certain sales and the challenging economic environment adversely affected net revenues of the Calvin Klein Underwear wholesale business, but were partially offset by the continued global expansion of Calvin Klein Underwear’s retail initiative. The Intimate Apparel

Group’s core brands, Warner’s® and Olga®, recorded a 400 basis point improvement in operating margin, despite a 2% decline in net revenues, as a result of disciplined execution and expense control.
Swimwear
Swimwear Group net revenues fell 9% to $74.2 million and were down 6% on a constant currency basis. Timing shifts of certain sales and a challenging economic environment were the primary factors affecting Swimwear Group net revenues. Operating income increased to $8.2 million, compared to $7.7 million in the prior year quarter, and operating margin gained 160 basis points to 11% of Swimwear Group net revenues. Continued focus on inventory management and reductions in SG&A expense drove the improved operating margins.
Balance Sheet
Cash and cash equivalents at July 4, 2009 rose to $177.6 million compared to $154.5 million at July 5, 2008. At quarter-end, borrowings under the Company’s domestic revolver had been repaid and net debt was $44.3 million compared to $146.3 million in the prior year quarter.
Accounts receivable, net, decreased to $281.4 million at July 4, 2009 from $310.9 million at July 5, 2008.
Net inventories were down 8% to $291.6 million at July 4, 2009 compared to $316.3 million at July 5, 2008. The Company is comfortable with the quality of its inventories and continues to conservatively plan the business.
“We were pleased with our second quarter results given considerable headwinds driven by unfavorable currency, weak economies around the world and the timing shift of certain sales into our first quarter,” commented Larry Rutkowski, Warnaco’s Executive Vice President and Chief Financial Officer. “Our cash generation and strong balance sheet permit us to continue to invest in our growth as we seek to gain market share and better position ourselves for the remainder of this year and beyond.”
Conference Call Information
Stockholders and other persons are invited to listen to the second quarter earnings conference call scheduled for today, Tuesday, August 11, 2009, at 4:30 p.m. EDT. To participate in Warnaco’s conference call, dial (877) 692-2592 approximately five to ten minutes prior to the 4:30 p.m. start time. The call will also be broadcast live over the Internet at www.warnaco.com. An online archive will be available following the call.
This press release was furnished to the SEC (www.sec.gov) and may also be accessed through the Company’s internet website: www.warnaco.com.

ABOUT WARNACO
The Warnaco Group, Inc., headquartered in New York, is a leading apparel company engaged in the business of designing, sourcing, marketing and selling intimate apparel, menswear, jeanswear, swimwear, men’s and women’s sportswear and accessories under such owned and licensed brands as Warner’s®, Olga®, and Speedo®, as well as Chaps® sportswear and denim, and Calvin Klein® men’s and women’s underwear, men’s and women’s bridge apparel and accessories, men’s and women’s jeans and jeans accessories, junior women’s and children’s jeans and men’s and women’s swimwear.
FORWARD-LOOKING STATEMENTS
The Warnaco Group, Inc. notes that this press release, the conference call scheduled for August 11, 2009 and certain other written, electronic and oral disclosure made by the Company from time to time, may contain forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements involve risks and uncertainties and reflect, when made, the Company’s estimates, objectives, projections, forecasts, plans, strategies, beliefs, intentions, opportunities and expectations. Actual results may differ materially from anticipated results, targets or expectations and investors are cautioned not to place undue reliance on any forward-looking statements. Statements other than statements of historical fact, including, without limitation, future financial targets, are forward-looking statements. These forward-looking statements may be identified by, among other things, the use of forward-looking language, such as the words “believe,” “anticipate,” “estimate,” “expect,” “intend,” “may,” “project,” “scheduled to,” “seek,” “should,” “will be,” “will continue,” “will likely result,” “targeted”, or the negative of those terms, or other similar words and phrases or by discussions of intentions or strategies.
The following factors, among others and in addition to those described in the Company’s reports filed with the SEC (including, without limitation, those described under the headings “Risk Factors” and “Statement Regarding Forward-Looking Disclosure,” as such disclosure may be modified or supplemented from time to time), could cause the Company’s actual results to differ materially from those expressed in any forward-looking statements made by it: the Company’s ability to execute its repositioning and sale initiatives (including achieving enhanced productivity and profitability) previously announced; economic conditions that affect the apparel industry, including the recent turmoil in the financial and credit markets; the Company’s failure to anticipate, identify or promptly react to changing trends, styles, or brand preferences; further declines in prices in the apparel industry; declining sales resulting from increased competition in the Company’s markets; increases in the prices of raw materials; events which result in difficulty in procuring or producing the Company’s products on a cost-effective basis; the effect of laws and regulations, including those relating to labor, workplace and the environment; changing international trade regulation, including as it relates to the imposition or elimination of quotas on imports of textiles and apparel; the Company’s ability to protect its intellectual property or the costs incurred by the Company related thereto; the risk of product safety issues, defects or other production problems associated with our products; the Company’s dependence on a limited number of customers; the effects of consolidation in the retail sector; the Company’s dependence on license agreements with third parties; the Company’s dependence on the reputation of its brand names, including, in particular, Calvin Klein; the Company’s exposure to conditions in overseas markets in connection with the Company’s foreign operations and the sourcing of products from foreign third-party vendors; the Company’s foreign currency exposure; the Company’s history of insufficient disclosure controls and procedures and internal controls and restated financial statements; unanticipated future internal control deficiencies or weaknesses or ineffective disclosure controls and procedures; the effects of fluctuations in the value of investments of the Company’s pension plan; the sufficiency of cash to fund operations, including capital expenditures; the Company’s ability to service its indebtedness, the effect of changes in interest rates on the Company’s indebtedness that is subject to floating interest rates and the limitations imposed on the Company’s operating and financial flexibility by the agreements governing the Company’s indebtedness; the Company’s dependence on its senior management team and other key personnel; the Company’s reliance on information technology; the limitations on purchases under the Company’s share repurchase program contained in the Company’s debt instruments, the number of shares that the Company purchases under such program and the prices paid for such shares; the Company’s inability to achieve its financial targets and strategic objectives, as a result of one or more of the factors described above, changes in the assumptions underlying the targets or goals, or otherwise; the failure of acquired businesses to generate expected levels of revenues; the failure of the Company to successfully integrate such businesses with its existing businesses (and as a result, not achieving all or a substantial portion of the anticipated benefits of such acquisitions); and such acquired businesses being adversely affected, including by one or more of the factors described above and thereby failing to achieve anticipated revenues and earnings growth.
The Company encourages investors to read the section entitled “Risk Factors” and the discussion of the Company’s critical accounting policies under “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Discussion of Critical Accounting Policies” included in the Company’s Annual Report on Form 10-K, as such discussions may be modified or supplemented by subsequent reports that the Company files with the SEC. The discussion in this press release is not exhaustive but is designed to highlight important factors that may affect actual results. Forward-looking statements speak only as of the date on which they are made, and, except for the Company’s ongoing obligation under the U.S. federal securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Schedule 1
THE WARNACO GROUP, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(Dollars in thousands, excluding per share amounts)
(Unaudited)

	As Reported	Restructuring		As Adjusted
	Three Months Ended	Charges and		Three Months Ended
	July 4, 2009	Pension (a)	Taxation (b)	July 4, 2009 (c)

Net revenues	$455,894		$—	$455,894
Cost of goods sold	266,758	(201)		266,557

Gross profit	189,136	201	—	189,337
Selling, general and administrative expenses	145,598	(1,274)		144,324
Amortization of intangible assets	2,242			2,242
Pension expense	594	(594)		—

Operating income	40,702	2,069	—	42,771
Other expense (income)	2,799			2,799
Interest expense	5,799			5,799
Interest income	(416)			(416)

Income from continuing operations before provision for income taxes and noncontrolling interest	32,520	2,069	—	34,589
Provision for income taxes	13,199		(1,888)	11,311

Income from continuing operations before noncontrolling interest	19,321	2,069	1,888	23,278
Loss from discontinued operations, net of taxes	(649)			(649)

Net Income	18,672	2,069	1,888	22,629
Less: Net income attributable to the noncontrolling interest	(912)			(912)

Net income attributable to Warnaco Group, Inc.	$17,760	$2,069	$1,888	$21,717

Amounts attributable to Warnaco Group Inc. common shareholders:
Income from continuing operations, net of tax	18,409	2,069	1,888	22,366
Discontinued operations, net of tax	(649)	—	—	(649)

Net income	17,760	2,069	1,888	21,717

Basic income per common share attributable to Warnaco Group, Inc. common shareholders:
Income from continuing operations	$0.40			$0.49
Loss from discontinued operations	(0.01)			(0.02)

Net income	$0.39			$0.47

Diluted income per common share attributable to Warnaco Group, Inc. common shareholders:
Income from continuing operations	$0.40			$0.48
Loss from discontinued operations	(0.02)			(0.01)

Net income	$0.38			$0.47

Weighted average number of shares outstanding used in computing income per common share:
Basic	45,412,175			45,412,175

Diluted	46,010,870			46,010,870

(a)	This adjustment seeks to present the Company’s consolidated condensed statement of operations on a continuing basis without the effects of restructuring charges or pension expense. See note (c) below.

(b)	Adjustment to reflect the Company’s income from continuing operations at a normalized tax rate of 32.7% which reflects the Company’s estimated tax rate for Fiscal 2009 excluding the effects of restructuring charges and pension income. See note (c) below.

(c)	The “As Adjusted” statement of operations is used by management to evaluate the operating performance of the Company’s continuing operations on a comparable basis. Management does not, nor should investors, consider such non-GAAP financial measures in isolation from, or as a substitution for, financial information prepared in accordance with GAAP. The Company presents such non-GAAP financial measures in reporting its results to provide investors with an additional tool to evaluate the Company’s operating results.

Schedule 1a
THE WARNACO GROUP, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(Dollars in thousands, excluding per share amounts)
(Unaudited)

	As Reported	Restructuring			As Adjusted
	Three Months Ended	Charges and	Other		Three Months Ended
	July 5, 2008	Pension (a)	Items (b)	Taxation (c)	July 5, 2008 (d)

Net revenues	$503,304		$—	$—	$503,304
Cost of goods sold	278,473	(104)			278,369

Gross profit	224,831	104	—	—	224,935
Selling, general and administrative expenses	173,629	(5,871)	270		168,028
Amortization of intangible assets	2,588				2,588
Pension income	(291)	291			—

Operating income	48,905	5,684	(270)	—	54,319
Other expense (income)	(1,203)				(1,203)
Interest expense	7,086				7,086
Interest income	(671)				(671)

Income from continuing operations before provision for income taxes and noncontrolling interest	43,693	5,684	(270)	—	49,107
Provision for income taxes	17,070			(1,356)	15,714

Income from continuing operations before noncontrolling interest	26,623	5,684	(270)	1,356	33,393
Loss from discontinued operations, net of taxes	(7,111)				(7,111)

Net Income	19,512	5,684	(270)	1,356	26,282
Less: Net income attributable to the noncontrolling interest	(148)				(148)

Net income attributable to Warnaco Group, Inc.	$19,364	$5,684	$(270)	$1,356	$26,134

Amounts attributable to Warnaco Group Inc. common shareholders:
Income from continuing operations, net of tax	26,475	5,684	(270)	1,356	33,245
Discontinued operations, net of tax	(7,111)	—	—	—	(7,111)

Net income	19,364	5,684	(270)	1,356	26,134

Basic income per common share attributable to Warnaco Group, Inc. common shareholders:
Income from continuing operations	$0.58				$0.72
Loss from discontinued operations	(0.16)				(0.15)

Net income	$0.42				$0.57 (e)

Diluted income per common share attributable to Warnaco Group, Inc. common shareholders:
Income from continuing operations	$0.56				$0.70
Loss from discontinued operations	(0.15)				(0.15)

Net income	$0.41				$0.55 (e)

Weighted average number of shares outstanding used in computing income per common share:
Basic	45,340,695				45,340,695

Diluted	46,884,255				46,884,255

(a)	This adjustment seeks to present the Company’s consolidated condensed statement of operations on a continuing basis without the effects of restructuring charges or pension income. See note (d) below.

(b)	This adjustment seeks to present the Company’s consolidated condensed statement of operations on a continuing basis without the effects an additional depreciation charge of $270 recorded during the third quarter of 2008, which amount related to the correction of depreciation expense for the Three Months Ended July 5, 2008. See note (d) below.

(c)	Adjustment to reflect the Company’s income from continuing operations at a normalized tax rate of 32% which reflects the Company’s tax rate for Fiscal 2008 excluding the effects of restructuring charges, pension income, certain other tax related items and including the effect of an additional depreciation charge recorded during the Three Months Ended October 4, 2008, which amount related to depreciation expense for the Three Months Ended July 5, 2008. See Note (d) below.

(d)	The “As Adjusted” statement of operations is used by management to evaluate the operating performance of the Company’s continuing operations on a comparable basis. Management does not, nor should investors, consider such non-GAAP financial measures in isolation from, or as a substitution for, financial information prepared in accordance with GAAP. The Company presents such non-GAAP financial measures in reporting its results to provide investors with an additional tool to evaluate the Company’s operating results.

(e)	Effective January 4, 2009, the Company adopted the provisions of FSP EITF 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities (“FSP EITF 03-6-1”), which clarifies that unvested share-based payment awards that contain non-forfeitable rights to dividends or dividend equivalents are participating securities and are required to be included in the computation of both basic and diluted earnings per share. All prior period earnings per share data are required to be adjusted retrospectively to give effect to FSP EITF 03-6-1. Consequently earnings per share data for the Three Months Ended July 5, 2008 was adjusted accordingly. The effect of the adoption of FSP EITF 03-6-1 resulted in a $0.01 decrease in both basic and diluted net income per share, on an “As Adjusted” basis, compared to amounts previously reported.

Schedule 2
THE WARNACO GROUP, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(Dollars in thousands, excluding per share amounts)
(Unaudited)

	As Reported	Restructuring		As Adjusted
	Six Months Ended	Charges and		Six Months Ended
	July 4, 2009	Pension (a)	Taxation (b)	July 4, 2009 (c)

Net revenues	$994,339	$—	$—	$994,339
Cost of goods sold	579,643	(1,684)		577,959

Gross profit	414,696	1,684	—	416,380
Selling, general and administrative expenses	304,354	(8,361)		295,993
Amortization of intangible assets	4,369			4,369
Pension expense	1,131	(1,131)		—

Operating income	104,842	11,176	—	116,018
Other expense (income)	2,395			2,395
Interest expense	11,868			11,868
Interest income	(824)			(824)

Income from continuing operations before provision for income taxes and noncontrolling interest	91,403	11,176	—	102,579
Provision for income taxes	33,333		210	33,543

Income from continuing operations before noncontrolling interest	58,070	11,176	(210)	69,036
Loss from discontinued operations, net of taxes	(1,569)			(1,569)

Net Income	56,501	11,176	(210)	67,467
Less: Net income attributable to the noncontrolling interest	(1,170)			(1,170)

Net income attributable to Warnaco Group, Inc.	$55,331	$11,176	$(210)	$66,297

Amounts attributable to Warnaco Group Inc. common shareholders:
Income from continuing operations, net of tax	56,900	11,176	(210)	67,866
Discontinued operations, net of tax	(1,569)	—	—	(1,569)

Net income	55,331	11,176	(210)	66,297

Basic income per common share attributable to Warnaco Group, Inc. common shareholders:
Income from continuing operations	$1.24			$1.48
Loss from discontinued operations	(0.03)			(0.03)

Net income	$1.21			$1.45

Diluted income per common share attributable to Warnaco Group, Inc. common shareholders:
Income from continuing operations	$1.23			$1.46
Loss from discontinued operations	(0.04)			(0.03)

Net income	$1.19			$1.43

Weighted average number of shares outstanding used in computing income per common share:
Basic	45,356,680			45,356,680

Diluted	45,879,453			45,879,453

(a)	This adjustment seeks to present the Company’s consolidated condensed statement of operations on a continuing basis without the effects of restructuring charges or pension expense. See note (c) below.

(b)	Adjustment to reflect the Company’s income from continuing operations at a normalized tax rate of 32.7% which reflects the Company’s estimated tax rate for Fiscal 2009 excluding the effects of restructuring charges and pension income. See note (c) below.

(c)	The “As Adjusted” statement of operations is used by management to evaluate the operating performance of the Company’s continuing operations on a comparable basis. Management does not, nor should investors, consider such non-GAAP financial measures in isolation from, or as a substitution for, financial information prepared in accordance with GAAP. The Company presents such non-GAAP financial measures in reporting its results to provide investors with an additional tool to evaluate the Company’s operating results.

Schedule 2a
THE WARNACO GROUP, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(Dollars in thousands, excluding per share amounts)
(Unaudited)

	As Reported	Restructuring			As Adjusted
	Six Months Ended	Charges and	Other		Six Months Ended
	July 5, 2008	Pension (b)	Items (c)	Taxation (d)	July 5, 2008 (e)

Net revenues	$1,070,962		$—	$—	$1,070,962
Cost of goods sold	592,010	(840)			591,170

Gross profit	478,952	840	—	—	479,792
Selling, general and administrative expenses	369,824	(25,477)	540		344,887
Amortization of intangible assets	5,062				5,062
Pension income	(582)	582			—

Operating income	104,648	25,735	(540)	—	129,843
Other expense	4,258		(3,160)		1,098
Interest expense	16,476				16,476
Interest income	(1,604)				(1,604)

Income from continuing operations before provision for income taxes and noncontrolling interest	85,518	25,735	2,620	—	113,873
Provision for income taxes	51,712 (a)			(15,273)	36,439

Income from continuing operations before noncontrolling interest	33,806	25,735	2,620	15,273	77,434
Loss from discontinued operations, net of taxes	3,626				3,626

Net Income	37,432	25,735	2,620	15,273	81,060
Less: Net income attributable to the noncontrolling interest	(359)				(359)

Net income attributable to Warnaco Group, Inc.	$37,073	$25,735	$2,620	$15,273	$80,701

Amounts attributable to Warnaco Group Inc. common shareholders:
Income from continuing operations, net of tax	33,447	25,735	2,620	15,273	77,075
Discontinued operations, net of tax	3,626	—	—	—	3,626

Net income	37,073	25,735	2,620	15,273	80,701

Basic income per common share attributable to Warnaco Group, Inc. common shareholders:
Income from continuing operations	$0.73				$1.69
Loss from discontinued operations	0.08				0.08

Net income	$0.81				$1.77	(f)

Diluted income per common share attributable to Warnaco Group, Inc. common shareholders:
Income from continuing operations	$0.71				$1.63
Loss from discontinued operations	0.08				0.08

Net income	$0.79				$1.71	(f)

Weighted average number of shares outstanding used in computing income per common share:
Basic	44,953,200				44,953,200

Diluted	46,540,156				46,540,156

(a)	Includes, among other items, a non-recurring tax charge of approximately $19,000 related to the repatriation (as a dividend distribution), to the United States, of the net proceeds received in connection with the sale of the Lejaby business.

(b)	This adjustment seeks to present the Company’s consolidated condensed statement of operations on a continuing basis without the effects of restructuring charges or pension income. See note (e) below.

(c)	This adjustment seeks to present the Company’s consolidated condensed statement of operations on a continuing basis without the effects of charges of $3,160 related to the repurchase of a portion of its debt during the Six Months Ended July 5, 2008 and an additional depreciation charge of $540 recorded during the third quarter of 2008, which amount related to the correction of depreciation expense for the Six Months Ended July 5, 2008. See note (e) below.

(d)	Adjustment to reflect the Company’s income from continuing operations at a normalized tax rate of 32% which reflects the Company’s estimated tax rate for Fiscal 2008 excluding the effects of restructuring charges, pension income, costs related to the repurchase of a portion of its debt and certain other tax related items (including a non-recurring tax charge of approximately $19,000 related to the repatriation to the United States of the net proceeds received in connection with the sale of the Lejaby business) and including the effect of an additional depreciation charge recorded during the Three Months Ended October 4, 2008, which amount related to depreciation expense for the Six Months Ended July 5, 2008. See Note (e) below.

(e)	The “As Adjusted” statement of operations is used by management to evaluate the operating performance of the Company’s continuing operations on a comparable basis. Management does not, nor should investors, consider such non-GAAP financial measures in isolation from, or as a substitution for, financial information prepared in accordance with GAAP. The Company presents such non-GAAP financial measures in reporting its results to provide investors with an additional tool to evaluate the Company’s operating results.

(f)	Effective January 4, 2009, the Company adopted the provisions of FSP EITF 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities (“FSP EITF 03-6-1”), which clarifies that unvested share-based payment awards that contain non-forfeitable rights to dividends or dividend equivalents are participating securities and are required to be included in the computation of both basic and diluted earnings per share. All prior period earnings per share data are required to be adjusted retrospectively to give effect to FSP EITF 03-6-1. Consequently earnings per share data for the Three Months Ended April 5, 2008 was adjusted accordingly. The effect of the adoption of FSP EITF 03-6-1 resulted in a $0.01 decrease in both basic and diluted net income per share, on an “As Adjusted” basis, compared to amounts previously reported.

Schedule 3
THE WARNACO GROUP, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(Dollars in thousands)
(Unaudited)

	July 4, 2009	January 3, 2009	July 5, 2008

ASSETS
Current assets:
Cash and cash equivalents	$177,633	$147,627	$154,516
Accounts receivable, net	281,400	251,886	310,883
Inventories	291,578	326,297	316,350
Assets of discontinued operations	373	6,279	10,520
Other current assets	158,630	156,777	168,032

Total current assets	909,614	888,866	960,301
Property, plant and equipment, net	115,387	109,563	112,627
Intangible and other assets	470,758	497,664	536,724

TOTAL ASSETS	$1,495,759	$1,496,093	$1,609,652

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Short-term debt	$58,807	$79,888	$35,562
Accounts payable and accrued liabilities	272,654	314,922	286,513
Taxes	7,831	7,447	25,109
Liabilities of discontinued operations	11,363	12,055	17,141

Total current liabilities	350,655	414,312	364,325
Long-term debt	163,130	163,794	265,291
Other long-term liabilities	122,699	129,246	121,453
Total stockholders’ equity	859,275	788,741	858,583

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,495,759	$1,496,093	$1,609,652

NET DEBT (Total debt net of cash and cash equivalents)	$44,304	$96,055	$146,337

Schedule 4
THE WARNACO GROUP, INC.
NET REVENUES AND OPERATING INCOME BY BUSINESS GROUP
(Dollars in thousands)
(Unaudited)

	Three Months Ended	Three Months Ended	Increase /	%	Constant $
	July 4, 2009	July 5, 2008	(Decrease)	Change	% Change (a)
Net revenues:
Sportswear Group	$223,527	$249,395	$(25,868)	-10.4%	0.1%
Intimate Apparel Group	158,122	172,215	(14,093)	-8.2%	1.4%
Swimwear Group	74,245	81,694	(7,449)	-9.1%	-6.2%

Net revenues	$455,894	$503,304	$(47,410)	-9.4%	-0.5%

	Three Months Ended	% of Group	Three Months Ended	% of Group
	July 4, 2009	Net Revenues	July 5, 2008	Net Revenues
Operating income (loss):
Sportswear Group (b), (c)	$13,591	6.1%	$23,040	9.2%
Intimate Apparel Group (b), (c)	27,021	17.1%	31,799	18.5%
Swimwear Group (b), (c)	8,172	11.0%	7,658	9.4%
Unallocated corporate expenses (c)	(8,082)	na	(13,592)	na

Operating income	$40,702	na	$48,905	na

Operating income as a percentage of total net revenues	8.9%		9.7%

(a)	Reflects the percentage increase (decrease) in net revenues for the Three Months Ended July 4, 2009 compared to the Three Months Ended July 5, 2008 where foreign based net revenues for the Three Months Ended July 4, 2009 are translated into U.S. dollars using the same foreign currency exchange rates that were used in the calculation of net revenues for the Three Months Ended July 5, 2008.

(b)	Includes an allocation of shared services expenses as follows:

	Three Months Ended	Three Months Ended
	July 4, 2009	July 5, 2008
Sportswear Group	$5,077	$5,453
Intimate Apparel Group	$3,809	$4,431
Swimwear Group	$2,649	$3,824

(c)	Includes restructuring charges as follows:

	Three Months Ended	Three Months Ended
	July 4, 2009	July 5, 2008
Sportswear Group	$352	$4,401
Intimate Apparel Group	311	18
Swimwear Group	852	144
Unallocated corporate expenses	(41)	1,412

	$1,474	$5,975

Schedule 4a
THE WARNACO GROUP, INC.
NET REVENUES AND OPERATING INCOME BY BUSINESS GROUP
(Dollars in thousands)
(Unaudited)

	Six Months Ended	Six Months Ended	Increase /	%	Constant $
	July 4, 2009 (a)	July 5, 2008 (a)	(Decrease)	Change	% Change (b)
Net revenues:
Sportswear Group	$503,674	$549,514	$(45,840)	-8.3%	2.6%
Intimate Apparel Group	320,490	339,244	(18,754)	-5.5%	6.1%
Swimwear Group	170,175	182,204	(12,029)	-6.6%	-3.1%

Net revenues	$994,339	$1,070,962	$(76,623)	-7.2%	2.7%

	Six Months Ended	% of Group	Six Months Ended	% of Group
	July 4, 2009 (a)	Net Revenues	July 5, 2008 (a)	Net Revenues
Operating income (loss):
Sportswear Group (c), (d)	$51,912	10.3%	$45,119	8.2%
Intimate Apparel Group (c), (d)	56,423	17.6%	64,084	18.9%
Swimwear Group (c), (d)	20,727	12.2%	22,476	12.3%
Unallocated corporate expenses (d)	(24,220)	na	(27,031)	na

Operating income	$104,842	na	$104,648	na

Operating income as a percentage of total net revenues	10.5%		9.8%

(a)	The Six Months Ended July 4, 2009 contained 26 weeks of operations while the Six Months Ended July 5, 2008 contained 27 weeks of operations.

(b)	Reflects the percentage increase (decrease) in net revenues for the Six Months Ended July 4, 2009 compared to the Six Months Ended July 5, 2008 where foreign based net revenues for the Six Months Ended July 4, 2009 are translated into U.S. dollars using the same foreign currency exchange rates that were used in the calculation of net revenues for the Six Months Ended July 5, 2008.

(c)	Includes an allocation of shared services expenses as follows:

	Six Months Ended	Six Months Ended
	July 4, 2009	July 5, 2008
Sportswear Group	$10,108	$10,910
Intimate Apparel Group	$7,548	$8,861
Swimwear Group	$5,264	$7,648

(d)	Includes restructuring charges as follows:

	Six Months Ended	Six Months Ended
	July 4, 2009	July 5, 2008
Sportswear Group	$3,388	$23,096
Intimate Apparel Group	2,912	695
Swimwear Group	2,433	1,114
Unallocated corporate expenses	1,312	1,412

	$10,045	$26,317

Schedule 5
THE WARNACO GROUP, INC.
NET REVENUES AND OPERATING INCOME BY REGION
(Dollars in thousands)
(Unaudited)
By Region:

	Net Revenues
	Three Months	Three Months
	Ended July 4,	Ended July 5,	Increase /		Constant $ %
	2009	2008	(Decrease)	% Change	Change (a)
United States	$232,320	$254,484	$(22,164)	-8.7%	-8.7%
Europe	98,274	119,791	(21,517)	-18.0%	2.7%
Asia	70,676	71,790	(1,114)	-1.6%	10.9%
Canada	29,226	30,817	(1,591)	-5.2%	8.3%
Mexico, Central and South America	25,398	26,422	(1,024)	-3.9%	23.4%

Total	$455,894	$503,304	$(47,410)	-9.4%	-0.5%

	Operating Income
	Three Months	Three Months
	Ended July 4,	Ended July 5,	Increase /
	2009 (a), (b)	2008 (a), (b)	(Decrease)	% Change
United States	$34,664	$33,453	$1,211	3.6%
Europe	967	7,998	(7,031)	-87.9%
Asia	5,406	10,546	(5,140)	-48.7%
Canada	4,179	7,874	(3,695)	-46.9%
Mexico, Central and South America	3,568	2,626	942	35.9%
Unallocated corporate expenses	(8,082)	(13,592)	5,510	-40.5%

Total	$40,702	$48,905	$(8,203)	-16.8%

(a)	Reflects the percentage increase (decrease) in net revenues for the Three Months Ended July 4, 2009 compared to the Three Months Ended July 5, 2008 where foreign based net revenues for the Three Months Ended July 4, 2009 are translated into U.S. dollars using the same foreign currency exchange rates that were used in the calculation of net revenues for the Three Months Ended July 5, 2008.

(b)	Includes restructuring charges as follows:

	Three Months	Three Months
	Ended July 4,	Ended July 5,
	2009	2008
United States	$852	$145
Europe	532	4,567
Asia	(2)	(149)
Canada	132	—
Mexico, Central and South America	—	—
Unallocated corporate expenses	(41)	1,412

Total	$1,473	$5,975

Schedule 5a
THE WARNACO GROUP, INC.
NET REVENUES AND OPERATING INCOME BY REGION
(Dollars in thousands)
(Unaudited)
By Region:

	Net Revenues
	Six Months	Six Months
	Ended July 4,	Ended July 5,	Increase /		Constant $ %
	2009 (a)	2008 (a)	(Decrease)	% Change	Change (b)
United States	$502,064	$511,498	$(9,434)	-1.8%	-1.8%
Europe	240,989	291,956	(50,967)	-17.5%	1.3%
Asia	153,457	158,373	(4,916)	-3.1%	13.8%
Canada	49,923	57,749	(7,826)	-13.6%	2.7%
Mexico, Central and South America	47,906	51,386	(3,480)	-6.8%	22.6%

Total	$994,339	$1,070,962	$(76,623)	-7.2%	2.7%

	Operating Income
	Six Months	Six Months
	Ended July 4,	Ended July 5,	Increase /
	2009 (a), (c)	2008 (a), (c)	(Decrease)	% Change
United States	$79,235	$61,822	$17,413	28.2%
Europe	17,527	23,366	(5,839)	-25.0%
Asia	19,354	26,306	(6,952)	-26.4%
Canada	6,866	14,018	(7,152)	-51.0%
Mexico, Central and South America	6,080	6,167	(87)	-1.4%
Unallocated corporate expenses	(24,220)	(27,031)	2,811	-10.4%

Total	$104,842	$104,648	$194	0.2%

(a)	The Six Months Ended July 4, 2009 contained 26 weeks of operations while the Six Months Ended July 5, 2008 contained 27 weeks of operations.

(b)	Reflects the percentage increase (decrease) in net revenues for the Six Months Ended July 4, 2009 compared to the Six Months Ended July 5, 2008 where foreign based net revenues for the Six Months Ended July 4, 2009 are translated into U.S. dollars using the same foreign currency exchange rates that were used in the calculation of net revenues for the Six Months Ended July 5, 2008.

(c)	Includes restructuring charges as follows:

		Six Months
	Six Months Ended	Ended July 5,
	July 4, 2009	2008
United States	$4,858	$1,298
Europe	3,583	23,557
Asia	9	51
Canada	252	—
Mexico, Central and South America	30	—
Unallocated corporate expenses	1,312	1,412

Total	$10,044	$26,318

Schedule 6
THE WARNACO GROUP, INC.
NET REVENUES AND OPERATING INCOME BY CHANNEL
(Dollars in thousands)
(Unaudited)
By Channel:

	Net Revenues
	Three Months	Three Months
	Ended July 4,	Ended July 5,	Increase /	%
	2009	2008	(Decrease)	Change
Wholesale	$350,324	$396,433	$(46,109)	-11.6%
Retail	105,570	106,871	(1,301)	-1.2%

Total	$455,894	$503,304	$(47,410)	-9.4%

	Operating Income
	Three Months	Three Months
	Ended July 4,	Ended July 5,	Increase /	%
	2009 (a)	2008 (a)	(Decrease)	Change
Wholesale	$37,031	$47,599	$(10,568)	-22.2%
Retail	11,753	14,898	(3,145)	-21.1%
Unallocated corporate expenses	(8,082)	(13,592)	5,510	-40.5%

Total	$40,702	$48,905	$(8,203)	-16.8%

(a)	Includes restructuring charges as follows:

	Three Months	Three Months
	Ended July 4,	Ended July 5,
	2009	2008
Wholesale	$1,182	$4,484
Retail	332	79
Unallocated corporate expenses	(41)	1,412

Total	$1,473	$5,975

Schedule 6a
THE WARNACO GROUP, INC.
NET REVENUES AND OPERATING INCOME BY CHANNEL
(Dollars in thousands)
(Unaudited)
By Channel:

	Net Revenues
	Six Months	Six Months
	Ended July 4,	Ended July 5,	Increase /	%
	2009 (a)	2008 (a)	(Decrease)	Change
Wholesale	$794,125	$858,750	$(64,625)	-7.5%
Retail	200,214	212,212	(11,998)	-5.7%

Total	$994,339	$1,070,962	$(76,623)	-7.2%

	Operating Income
	Six Months	Six Months
	Ended July 4,	Ended July 5,	Increase /	%
	2009 (a), (b)	2008 (a), (b)	(Decrease)	Change
Wholesale	$111,883	$102,614	$9,269	9.0%
Retail	17,179	29,065	(11,886)	-40.9%
Unallocated corporate expenses	(24,220)	(27,031)	2,811	-10.4%

Total	$104,842	$104,648	$194	0.2%

(a)	The Six Months Ended July 4, 2009 contained 26 weeks of operations while the Six Months Ended July 5, 2008 contained 27 weeks of operations.

(b)	Includes restructuring charges as follows:

	Six Months	Six Months
	Ended July 4,	Ended July 5,
	2009	2008
Wholesale	$8,137	$24,570
Retail	595	336
Unallocated corporate expenses	1,312	1,412

Total	$10,044	$26,318

Schedule 7
THE WARNACO GROUP, INC.
SUPPLEMENTAL SCHEDULE — FISCAL 2009 OUTLOOK
(Dollars in thousands, excluding per share amounts)
(Unaudited)

NET REVENUE GUIDANCE	Percentages
	(Unaudited)
Estimated decline in net revenues in Fiscal 2009 compared to comparable Fiscal 2008 levels.	7.00%	to	9.00%

EARNINGS PER SHARE GUIDANCE	U.S. Dollars
	(Unaudited)
Diluted Income per common share from continuing operations
GAAP basis (assuming minimal pension expense / income)	$2.31	to	$2.42
Restructuring charges (a)	0.22	to	0.26
Tax items	0.07	to	0.07

As adjusted (Non-GAAP basis) (b)	$2.60	to	$2.75

(a)	Reflects between $10,000 to $12,000 of expected restructuring charges (net of an income tax benefit of between $4,000 and $5,000) for Fiscal 2009.

(b)	The Company believes it is useful for users of the Company’s financial statements to be made aware of the “As Adjusted” net revenue growth and per share amounts related to the Company’s income from continuing operations as such measures are used by management to evaluate the operating performance of the Company’s continuing businesses on a comparable basis. Management does not, nor should investors, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. The Company presents such non-GAAP financial measures in reporting its projected results to provide investors with an additional tool to evaluate the Company’s operating results.

Schedule 8
THE WARNACO GROUP, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(Dollars in thousands, excluding per share amounts)
(Unaudited)

	As Reported	Restructuring		As Adjusted
	Three Months Ended	Charges and		Three Months Ended
	April 4, 2009	Pension (a)	Taxation (b)	April 4, 2009 (c)
Net revenues	$538,445		$—	$538,445
Cost of goods sold	312,885	(1,483)		311,402

Gross profit	225,560	1,483	—	227,043
Selling, general and administrative expenses	158,756	(7,087)		151,669
Amortization of intangible assets	2,127			2,127
Pension expense	537	(537)		—

Operating income	64,140	9,107	—	73,247
Other expense (income)	(404)			(404)
Interest expense	6,069			6,069
Interest income	(408)			(408)

Income from continuing operations before provision for income taxes and noncontrolling interest	58,883	9,107	—	67,990
Provision for income taxes	20,134		2,099	22,233

Income from continuing operations before noncontrolling interest	38,749	9,107	(2,099)	45,757
Loss from discontinued operations, net of taxes	(920)			(920)

Net Income	37,829	9,107	(2,099)	44,837
Less: Net income attributable to the noncontrolling interest	(258)			(258)

Net income attributable to Warnaco Group, Inc.	$37,571	$9,107	$(2,099)	$44,579

Amounts attributable to Warnaco Group Inc. common shareholders:
Income from continuing operations, net of tax	38,491	9,107	(2,099)	45,499
Discontinued operations, net of tax	(920)	—	—	(920)

Net income	37,571	9,107	(2,099)	44,579

Basic income per common share attributable to Warnaco Group, Inc. common shareholders:
Income from continuing operations	$0.84			$0.99
Loss from discontinued operations	(0.02)			(0.02)

Net income	$0.82			$0.97

Diluted income per common share attributable to Warnaco Group, Inc. common shareholders:
Income from continuing operations	$0.83			$0.99
Loss from discontinued operations	(0.02)			(0.02)

Net income	$0.81			$0.97

Weighted average number of shares outstanding used in computing income per common share:
Basic	45,304,591			45,304,591

Diluted	45,651,170			45,651,170

(a)	This adjustment seeks to present the Company’s consolidated condensed statement of operations on a continuing basis without the effects of restructuring charges or pension expense. See note (c) below.

(b)	Adjustment to reflect the Company’s income from continuing operations at a normalized tax rate of 32.7% which reflects the Company’s estimated tax rate for Fiscal 2009 excluding the effects of restructuring charges and pension income. See note (c) below.

(c)	The “As Adjusted” statement of operations is used by management to evaluate the operating performance of the Company’s continuing operations on a comparable basis. Management does not, nor should investors, consider such non-GAAP financial measures in isolation from, or as a substitution for, financial information prepared in accordance with GAAP. The Company presents such non-GAAP financial measures in reporting its results to provide investors with an additional tool to evaluate the Company’s operating results.